UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    June 27, 2005

PORTRAIT CORPORATION OF AMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-8550	57-1208051

(Commission File Number)	(IRS Employer Identification No.)

815 Matthews-Mint Hill Road, Matthews, North Carolina	28105

(Address of Principal Executive Offices)	(Zip Code)

(704) 847-8011

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

Item 7.01    Regulation FD Disclosure.

     On June 27, 2005, Portrait Corporation of America, Inc. (the “Company”) issued a press release setting forth information regarding the Company and its subsidiaries that was provided to potential investors in connection with a proposed secured debt financing by PCA LLC, the Company’s wholly-owned operating subsidiary, and PCA Finance Corp., PCA LLC’s wholly-owned subsidiary. The press release is furnished as Exhibit 99.1 to this report. The information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report, including any exhibits hereto, or that any such information includes material investor information that is not otherwise publicly available.

Item 9.01    Financial Statements And Exhibits.

       (c)    Exhibits:

            Exhibit 99.1 — Press release, dated June 27, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 27, 2005
PORTRAIT CORPORATION OF AMERICA, INC.
	By:	/s/ Don Norsworthy
		Name: Title:	Don Norsworthy Executive Vice President, Chief Financial Officer and Treasurer